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             EXHIBIT 10.37 GUARANTOR'S CONSENT AND ACKNOWLEDGMENT










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                    GUARANTOR'S CONSENT AND ACKNOWLEDGEMENT

     Each of the undersigned has heretofore executed and delivered to Allied Capital Corporation (the "Lender") its Guaranty dated as of November 24, 1998 (the "Guaranty") pursuant to which the undersigned has guaranteed to Lender the due and punctual payment by Arlington Square Limited Partnership, a Virginia limited partnership (the "Debtor"), of all sums due and payable pursuant that certain Promissory Note made by Debtor and payable to the order of Lender and dated as of November 20, 1997 in the original principal amount of One Million Dollars ($1,000,000.00), as modified by that certain Allonge and Modification to Promissory Note date April 23, 1998 (together with all extensions, renewals, modifications and substitutions thereof and therefor, the "Note")

     The Debtor and the Lender have agreed to amend and restate the Note in its entirety pursuant to an Amended and Restated Promissory Note dated as of December 1, 1998 in the principal amount of One Million Eight Hundred and Fifty Thousand Dollars ($1,850,000.00) (the "Amended and Restated Note"). Each of the undersigned hereby consents to such modification of the Note and acknowledges and agrees that its obligations pursuant to the Guaranty executed by it shall apply to the Note, as amended and restated in its entirety pursuant to the Amended and Restated Note. Each of the undersigned further specifically acknowledges and agrees that the term "Guaranteed Obligations", as used in the Guaranty executed by it, shall mean and refer to the obligation to pay all sums due and payable by the Debtor pursuant to the Amended and Restated Note. The provisions of the preceding two sentences shall be subject to the provisions of that certain Termination of Forbearance Agreement of even date herewith.

     Each of the Undersigned further acknowledges and agrees that its obligations pursuant to the Guaranty executed by it shall continue to be secured by that certain Assignment of Partnership Interests as Collateral dated as of November 24, 1998.

     It is acknowledged and agreed that this Guarantor's Consent and Acknowledgement does not modify in any way the terms and provisions of the Guaranty, including without limitation, paragraph 17 thereof which provides limitations on recourse.

     This Consent and Acknowledgement may be entered into in counterparts.

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     IN WITNESS WHEREOF, the undersigned have executed this Guarantor's
Consent and Acknowledgement as of the 31st day of December, 1999.

                                       ARLINGTON SQUARE, INC.

                                       By:    /s/ William N. Demas
                                          ------------------------------------
                                       Name:  William N. Demas
                                            ----------------------------------
                                       Title:  President
                                             ---------------------------------

                                       THE WASHINGTON CORPORATION

                                       By:    /s/ William N. Demas
                                          ------------------------------------
                                       Name:  William N. Demas
                                            ----------------------------------
                                       Title:  President
                                             ---------------------------------

                                         /s/  William  N. Demas
                                       ---------------------------------------
                                         William N. Demas

                                         /s/  John D. Wolf
                                       ---------------------------------------
                                         John D. Wolf

                                         /s/  Jonathan C. Kinney
                                       ---------------------------------------
                                         Jonathan C. Kinney, tenant by entirety

                                         /s/  Barbara A. Kinney
                                       ---------------------------------------
                                         Barbara A. Kinney, tenant by entirety

                                         /s/  David B. Kinney
                                       ---------------------------------------
                                         David B. Kinney

                                       K-F ASSOCIATES, L.C.

                                       By:    /s/ David B. Kinney
                                          ------------------------------------
                                       Name:  David B. Kinney
                                            ----------------------------------
                                       Title:  Manager
                                             ---------------------------------




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